EXHIBIT 10.1

CONFIRMATION OF AND JOINDER TO GUARANTEES AND
CONFIRMATION AND AMENDMENT OF AND JOINDER TO
OTHER INCIDENTAL DOCUMENTS

THIS CONFIRMATION OF AND JOINDER TO GUARANTEES AND CONFIRMATION AND AMENDMENT OF AND JOINDER TO OTHER INCIDENTAL DOCUMENTS (this “Confirmation”) is made as of August 1, 2008 by FIVE STAR QUALITY CARE, INC., a Maryland corporation (the “Guarantor”), FIVE STAR QUALITY CARE TRUST, a Maryland business trust (the “Tenant”), FSQ, INC., a Delaware corporation (the “Tenant Pledgor”), each of the parties identified on the signature page hereof as a subtenant pledgor (collectively, the “Subtenant Pledgors”), and each of the parties identified on the signature page hereof as a subtenant (collectively, the “Subtenants”) for the benefit of each of the parties identified on the signature page hereof as a landlord (collectively, the “Landlord”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 3), dated as of June 30, 2008 (as the same may be amended, restated or otherwise modified from time to time, “Amended Lease No. 3”), the Landlord leases to the Tenant, and the Tenant leases from the Landlord, certain property, all as more particularly described in Amended Lease No. 3; and

WHEREAS, the payment and performance of all of the obligations of the Tenant with respect to Amended Lease No. 3 are guaranteed by that certain Amended and Restated Guaranty Agreement (Lease No. 3), dated as of June 30, 2008, made by the Guarantor for the benefit of the Landlord (as the same may be amended, restated or otherwise modified from time to time, the “Tenant Guarantee”) and that certain Amended and Restated Subtenant Guaranty Agreement (Lease No. 3), dated as of June 30, 2008, made by certain of the Subtenants for the benefit of the Landlord (as the same my be amended, restated or otherwise modified from time to time, the “Subtenant Guarantee”; and, together with the Tenant Guarantee, collectively, the “Guarantees”); and

WHEREAS, the payment and performance of all of the obligations of the Tenant with respect to Amended Lease No. 3 are further secured by the other Incidental Documents (this and other capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in Amended Lease No. 3); and

WHEREAS, pursuant to a First Amendment to Amended and Restated Master Lease Agreement (Lease No. 3), dated as of the date hereof (the “First Amendment”), Amended Lease No. 3 is being amended to add certain properties thereto, all as more particularly described in the First Amendment; and

WHEREAS, the Tenant intends to enter into a sublease agreement (as the same may be amended, restated or otherwise modified from time to time, the “AL Sublease”) with FSQC-AL, LLC, a Maryland limited liability company and an affiliate of Tenant (the “AL Subtenant”), to sublease the properties being added to Amended Lease No. 3 pursuant to the First Amendment; and

WHEREAS, in connection with, and as a condition precedent to, the execution of the First Amendment by the Landlord, the Landlord has required that the parties hereto confirm that the Guarantees and the other Incidental Documents remain in full force and effect and apply to Amended Lease No. 3 as amended by the First Amendment, that the company interests in the AL Subtenant be pledged to the Landlord as additional security for the payment and perform of the obligations of Tenant under Amended Lease No. 3 and that the AL Subtenant join into those Incidental Documents as may be applicable to it; and

WHEREAS, in connection with the execution of the First Amendment and the AL Sublease, and in order to accomplish the foregoing, the parties hereto wish to amend certain of the Incidental Documents, including (i) the Amended and Restated Subtenant Security Agreement (Lease No. 3), dated as of June 30, 2008, by and among certain of affiliates of the Subtenants and the Landlords (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Security Agreement”); (ii) the Amended and Restated Security Agreement (Lease No. 3), dated as of June 30, 2008, by and among the Tenant and the Landlords (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Tenant Security Agreement”); and (iii) the Amended and Restated Pledge of Stock and Membership Interests Agreement, dated as of June 30, 2008, made by the Subtenant Pledgors for the benefit of the Landlords (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Pledge Agreement”), all subject to and upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the date hereof, as follows:

1.             Joinder by AL Subtenant.  The AL Subtenant hereby joins in the Subtenant Guaranty and the Subtenant Security Agreement as if it had originally executed and delivered the Subtenant Guaranty and the Subtenant Security Agreement as a “Subtenant” thereunder.

2.             Amendment of Subtenant Security Agreement.  The Subtenant Security Agreement is hereby amended by (i) replacing Exhibit A attached thereto with Exhibit A attached hereto; (ii) replacing Schedule 1 attached thereto with Schedule 1 attached hereto; and (iii) replacing Schedule 2 attached thereto with Schedule 2 attached hereto.

3.             Amendment of Tenant Security Agreement.  The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

4.             Amendment of Subtenant Pledge Agreement.  The Subtenant Pledge Agreement is hereby amended by (i) replacing Exhibit A attached thereto with Exhibit A attached hereto; and (ii) replacing Exhibit B attached thereto with Exhibit B attached hereto.

5.             Confirmation of Guarantees and Other Incidental Documents.  Each of the parties to the Guarantees and the other Incidental Documents hereby confirms that all references in the Guarantees and the other Incidental Documents to the “Amended Lease No. 3” shall refer to Amended Lease No. 3 as amended by the First Amendment, and the Guarantees and the other Incidental Documents, as amended and confirmed hereby, are hereby ratified and confirmed in all respects.

6.             No Impairment, Etc.  The obligations, covenants, agreements and duties of the guarantors under the Guarantees shall not be impaired in any manner by the execution and delivery of the First Amendment, and in no event shall any ratification or confirmation of such Guarantees or such other Incidental Documents, or the obligations, covenants, agreements and the duties of the guarantors thereunder or of the parties under the other Incidental Documents, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed, as a sealed instrument, as of the date first set forth above.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.,
a Maryland corporation

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

TENANT:

FIVE STAR QUALITY CARE TRUST,
a Maryland business trust

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

TENANT PLEDGOR:

FSQ, INC.,
a Delaware corporation

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

SUBTENANT PLEDGORS:

FIVE STAR QUALITY CARE-CA II, INC.,
FIVE STAR QUALITY CARE-SOMERFORD,
LLC, SOMERFORD PLACE LLC and
HAMILTON PLACE, LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the
foregoing entities

SUBTENANTS:

FSQC-AL, LLC,
FIVE STAR QUALITY CARE-CA II, LLC,
FIVE STAR QUALITY CARE-COLORADO, LLC,
FIVE STAR QUALITY CARE-GA, LLC,
FIVE STAR QUALITY CARE-IA, LLC,
FIVE STAR QUALITY CARE-KS, LLC,
FIVE STAR QUALITY CARE-MO, LLC,
FIVE STAR QUALITY CARE-NE, LLC,
FIVE STAR QUALITY CARE-WI, LLC,
FIVE STAR QUALITY CARE-WY, LLC,
FIVE STAR QUALITY CARE-NE, INC.,
ANNAPOLIS HERITAGE PARTNERS, LLC,
COLUMBIA HERITAGE PARTNERS, LLC,
ENCINITAS HERITAGE PARTNERS, LLC,
FREDERICK HERITAGE PARTNERS, LLC,
HAGERSTOWN HERITAGE PARTNERS, LLC,
NEWARK HERITAGE PARTNERS I, LLC,
NEWARK HERITAGE PARTNERS II, LLC,
REDLANDS HERITAGE PARTNERS, LLC, and
STOCKTON HERITAGE PARTNERS, LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the
foregoing entities

FRESNO HERITAGE PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP and
ROSEVILLE HERITAGE PARTNERS, A
CALIFORNIA LIMITED PARTNERSHIP

By:	Somerford Place LLC,
General Partner of each of
the foregoing entities

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of
the foregoing entities

LANDLORD:

SPTIHS PROPERTIES TRUST,
SPTMNR PROPERTIES TRUST, and
SNH SOMERFORD PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial
Officer and Secretary of each
Of the foregoing entities

The following exhibits have been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

Exhibit A (Subleases), Exhibit B (Pledged Interests) and Schedule 1 (Facilities), Schedule 2 (Facilities) and Schedule 3 (Facilities)